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                                                                  EXHIBIT 1O.105

                            STOCK PURCHASE AGREEMENT
                            ------------------------



     THIS STOCK PURCHASE AGREEMENT (the "Agreement") dated as of this 31st day of December 1994, is made and entered into among MHS Berhad, a Malaysian corporation (the "Shareholder") and WorldCorp, Inc., a Delaware corporation (the "Purchaser"). This Agreement sets forth the terms and conditions pursuant to which the Purchaser will purchase from the Shareholder five percent (5%) of the issued and outstanding shares of capital stock of World Airways, Inc., a Delaware corporation (the "Company") in consideration for the Purchase Price (as such term is herein defined). Certain capitalized terms used in this Agreement are defined in Article IV hereof. All amounts referenced in this Agreement are in United States Dollars.

     In consideration of the foregoing, the mutual agreements, covenants, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions hereinafter set forth, the parties hereto hereby agree as follows:

                                   ARTICLE I
                          PURCHASE AND SALE OF SHARES
                          ---------------------------


     1.01  Purchase and Sale of Shares.  Subject to the terms and conditions
           ---------------------------
hereinafter set forth, at the Closing, the Shareholder shall sell, assign, transfer and deliver to the Purchaser, and the Purchaser shall purchase and acquire from the Shareholder, 500,000 shares (the "Shares") of the issued and outstanding shares of Common Stock, par value $.001 per share (the "Common Stock"), of the Company. At the Closing, the Shareholder shall deliver to the Purchaser certificate(s) representing the 500,000 Shares, together with the accompanying stock powers or instruments of assignment, duly endorsed in blank for the transfer of such Shares to the Purchasers and with all necessary transfer taxes paid or other revenue stamps affixed thereto.

     1.02  Payment of Purchase Price for Shares.  Subject to the terms and
           ------------------------------------
conditions of this Agreement, the Purchaser shall pay to the Shareholder as the total Purchase Price for the Shares, the sum of Eight Million Five Hundred Thousand Dollars ($8,500,000)(the "Purchase Price") which amount shall be payable by the Purchaser in a promissory note (the "Note") in the form of

Schedule 1.02 hereto or in such other consideration as is mutually agreeable to
-------------
the parties hereto. The Note shall be secured by the Shares only, and shall be due on December 31, 1995.

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     1.03  Closing.  Subject to the terms and conditions hereof, the closing
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(the "Closing") shall take place at a time that is mutually agreeable to the parties, but not later than midnight March 31, 1995. The parties agree that time is of the essence with respect to all of their obligations under this Agreement. Accordingly, the parties agree to use their best efforts to fulfill each term and condition hereof and to work cooperatively and diligently to facilitate the Closing by the Closing Date.

                                   ARTICLE II
               REPRESENTATIONS AND WARRANTIES BY THE SHAREHOLDER
               -------------------------------------------------

     The Shareholder hereby represents and warrants to the Purchaser as follows:

     2.01  Title to Shares; Other Rights.
           -----------------------------

           (a) On the date hereof, the Shareholder is the owner of all right, title and interest (beneficial and of record) in and to 2,490,000 shares of the Common Stock of the Company, free and clear of all Liens, of which total amount, Shareholder is selling hereunder 500,000 shares to the Purchasers for $8,500,000.

           (b) Except as specifically contemplated by this Agreement, no Person has any Contract or any right (whether pre-emptive or contractual) for the purchase of any of the Shares.

     2.02  Authorization.  The Shareholder has the full corporate power and
           -------------
authority necessary to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The Board of Directors of the Shareholder has approved this Agreement and the transactions contemplated hereby, and no other corporate or shareholder proceedings on the part of the Shareholder are necessary to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by duly authorized officers of the Shareholder, and constitutes the legal, valid and binding obligation of the Shareholder, enforceable against Shareholder, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor's rights and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding is brought.

     2.03  No Conflict.  Except as set forth in Schedule 2.03 hereto, neither
           -----------                          -------------
the execution, delivery and performance of this Agreement by the Shareholder, nor the consummation by the Shareholder of the transactions contemplated hereby will (i) conflict with or result in a violation, contravention or breach of any of the terms, conditions, or provisions of Shareholder's Charter, Certificate of Incorporation, Articles of Association or similar document, as amended, or its By-Laws, as amended, (ii)

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result in a default under or require the consent or approval of any party to any material contract of the Shareholder other than such consents or approvals as which have been obtained, (iii) result in the violation of any law, rule, regulation or order, whether U.S. or foreign, applicable to the Shareholder, or
(iv) result in the creation or imposition of any Lien upon any asset of the Shareholder or the Shares.

     2.04  Litigation and Orders.  Except as disclosed in Schedule 2.04 hereto,
           ---------------------                          -------------
there are no outstanding Orders applicable to or binding upon the Shareholder with respect to the Shares, and, except as disclosed on Schedule 2.04 hereto,
                                                        -------------
there is no Litigation pending, or to the Knowledge of the Shareholder, threatened or contemplated, and to the Knowledge of the Shareholder, there is no basis for any such Litigation or any state of facts or occurrence of any event which is reasonable likely to give rise to the foregoing.

     2.05  Approvals; Compliance With Regulations and Orders.
           -------------------------------------------------

           (a)  Except as set forth in Schedule 2.05 hereto, no consent,
                                       -------------
approval or authorization of, prior filing, registration, declaration with or notice to, or other action by, any U.S. or Malaysian Governmental Authority, including without limitation, the U.S. Department of Transportation, the Federal Aviation Administration, the U.S. Department of Justice, the Malaysian Civil Aviation Authority or any other Malaysian Governmental Authority are required to be obtained by the Shareholder in connection with the authorization, execution, delivery and performance by the Shareholder of this Agreement or the consummation of the transactions contemplated herein.

           (b) Neither the Shareholder nor any officer, director, shareholder, or, to the Knowledge of the shareholder, any agent or other representative of the shareholder acting or purporting to act on behalf of the Shareholder or, to the knowledge of the Shareholder, any business enterprise with which the Shareholder has been associated or affiliated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, in violation of the U.S. Foreign Corrupt Trade Practices Act(i) as a kickback or bribe to any Person, or (ii) to any political organization or the holder of, or any aspirant to, any elective or appointive office of any nation, state, political subdivision thereof, or other Governmental Authority.

     2.06  Statements True and Correct.  No representation or warranty made by
           ---------------------------
the Shareholder to the Purchaser pursuant to this Agreement contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.

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                                 ARTICLE III
                REPRESENTATIONS AND WARRANTIES BY THE PURCHASERS
                ------------------------------------------------

          The Purchaser represents and warrants to the Shareholder as follows:

          3.01  Authorization.  The Purchaser has the full power and authority
                -------------
necessary to enter into and perform each of its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser, in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor's rights and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding is brought.

          3.02  Resale of Shares.  The Purchaser is acquiring the Shares
                ----------------
hereunder for investment purposes only and not with a view to, or for resale in connection with, the distribution thereof and with no intention of distributing or selling any thereof except in compliance with Federal or State securities laws, and will make no sale or other transfer of the Shares except in compliance with Federal or State securities laws. The Purchaser had, and will continue to have, the opportunity to ask questions of an receive answers or obtain additional information from representatives of the Company concerning the financial and other affairs of the Company and the terms and condition of the sale of the Shares. Based upon his knowledge and experience in financial and business matters, the Purchaser is familiar with the investments of the sort which he is undertaking herein; the Purchaser is fully aware of the problems and risks involved in making an investment of this type and is capable of evaluating the merits and risks of this investment.

          3.03  Consents.  Except as set forth on Schedule 3.03 hereto, no
                --------                          -------------
consent, approval or authorization of, prior filing, registration, declaration with or notice to, or other action by, any third party is required to be obtained by any of the Purchasers in connection with the authorization, execution, delivery and performance by each Purchaser of this Agreement or the consummation of the transactions contemplated herein.

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                                   ARTICLE IV
                CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS
                -----------------------------------------------

          4.01 Purchaser's obligation to purchase the Shares, and to fulfill each of its other obligations hereunder, is conditioned upon, and subject to, the conditions precedent set forth in Schedule 4.01 hereto.
                                      -------------

                                   ARTICLE V
                                  DEFINITIONS
                                  -----------

          The following terms (in their singular and plural forms as appropriate) as used in this Agreement shall have the meanings set forth below unless the context requires otherwise:

          5.01  "Affiliate" of a Person shall mean:  (i) any Person, directly,
                -----------
or indirectly through one or more intermediaries, controlling, controlled by or under common control with the other Persons, or (ii) any officer, director, partner, employee or direct or indirect beneficial owner of any ten percent (10%) or greater equity or voting interest of the other Person, (iii) or any entity for which any Person described in clause (ii) above acts in any capacity.

          5.02  "Agreement" means this Stock Purchase Agreement, including the
                -----------
Schedules delivered pursuant hereto and each of which is incorporated in and made a part of this Agreement by this reference and each of which may be referred to in this Agreement without being attached hereto.

          5.03  "Closing" shall mean the consummation of the stock acquisition
                ---------
and the other transactions contemplated by this Agreement.

          5.04  "Closing Date"  shall have the meaning set forth in Section 1.03
                --------------
hereof.

          5.05  "Common Stock"  means on the date hereof, the 20,000,000 shares
                --------------
of common stock, par value $.001 per share of the Company, 10,000,000 of which are issued and outstanding on the date hereof.

          5.06  "Company"  means World Airways, Inc., a Delaware corporation.
                ---------

          5.07  "Knowledge"  means matters that the Shareholder or any Purchaser
                -----------
either actually knows or should have known from a reasonable review of all relevant records.

          5.08  "Governmental Authority" shall mean any federal, state, county,
                ------------------------
local foreign or other governmental agency, ministry, department, instrumentality,

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commission, authority, board or subdivisions thereof, or any foreign equivalent thereof.

          5.09  "Lien"  means any mortgage, lien, security interest, pledge,
                ------
hypothecation, encumbrance, restriction, reservation, encroachment, infringement, easement, conditional sale agreement, title retention or other security arrangement, defect of title, adverse right or interest, charge or claim of any nature whatsoever of, on, or with respect to any property or property interest.

          5.10  "Litigation"  means any judicial or administrative action or
                ------------
other proceeding, arbitration, cause of action, claim, complaint, criminal prosecution, demand, hearing, inquiry, investigation (governmental or otherwise), notice (written or oral) by any Person alleging potential liability relating to or affecting the Shareholder, its assets, business, or the transactions contemplated by this Agreement.

          5.11  "Order" means any decree, injunction, judgment, order, ruling,
                -------
writ, quasi-judicial decision or award or administrative decision or award of any federal, state, local, foreign, or other court, arbitrator, mediator, tribunal, administrative agency or Governmental Authority to which any Person is a party.

          5.12  "Shares" means the 500,000 shares of Common Stock of the Company
                --------
being sold hereunder for $8,500,000 by the Shareholder to the Purchasers.

                                   ARTICLE V
                                 MISCELLANEOUS
                                 -------------

          6.01  Entire Agreement.  This Agreement and the documents
                ----------------
specifically referred to herein or executed and delivered concurrently herewith, constitute the entire agreement, understanding, representations and warranties of the parties hereto and supersede any prior agreement, understanding, representation, warranty, documents or drafts relating to the subject matter of this Agreement.

          6.02  Amendments.  This Agreement may be amended or modified only by a
                ----------
written instrument executed by each of the parties hereto, or their respective successors and assigns.

          6.04  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF VIRGINIA INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

                                       6
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          IN WITNESS WHEREOF, the Purchaser and the Shareholder have duly executed this Agreement as of the date first above written.

                                 MHS BERHAD,
                                      as Shareholder


                                 By: _____________________________

                                 Name: ___________________________

                                 Title: __________________________


                                 WORLDCORP, INC.,
                                 as Purchaser


                                 By: _____________________________

                                 Name:  __________________________

                                 Title: __________________________

                                       7
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                                 SCHEDULE 3.03

                                    CONSENTS
                                    --------

          The Purchaser's obligation to purchase the Shares from the Shareholder is subject to, and conditioned upon, the Purchaser's receipt of approvals from the following holders of Purchaser's indebtedness:

     1. WorldCorp, Inc. 7% Convertible Subordinated Debentures due 2004, Indenture dated as of May 15, 1992, The First National Bank of Boston, Trustee.

     2. WorldCorp, Inc. 13 7/8% Subordinated Notes Due August 15, 1997, Indenture dated as of August 15, 1987, Norwest Bank Minneapolis, N.A., Trustee.

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                                 SCHEDULE 4.01

                              CONDITIONS PRECEDENT
                              --------------------

            The Purchaser's obligation to purchase the Shares from the Shareholder, and to fulfill each of Purchaser's obligations under the Stock Purchase Agreement dated as of December 31, 1994, between MHS Berhad ("MHS") as Seller/Shareholder and WorldCorp, Inc., as Purchaser, is subject to, and conditioned upon, satisfaction of the following conditions precedent:


1. Purchaser's receipt of all consents and approvals required from the following holders of WorldCorp's indebtedness:


          a. WorldCorp, Inc. 7% Convertible Subordinated Debentures Due 2004, Indenture dated as of May 15, 1992, The First National Bank of Boston, Trustee.

          b. WorldCorp, Inc. 13 7/8% Subordinated Notes Due August 15, 1997, Indenture dated as of August 15, 1987, Norwest Bank Minneapolis, N.A., Trustee.

2. The execution, delivery and performance by Malaysian Airline System Berhad ("MAS") of Amendment No. 1 to the Passenger Services and Freighter Services Agreements dated as of December 31, 994, between World Airways, Inc. and MAS, substantially in the form attached as Exhibit 4.01 hereto.
                                                ------------




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